10F-3 REPORT

           		SMITH BARNEY INVESTMENT FUNDS INC.
          	 	SMITH BARNEY SMALL CAP GROWTH FUND

      		      October 1, 2004 through March 31, 2005


		           Issuer Name : Build a Bear Workshop
		            Trade Date : 10/27/04
	                Selling Dealer : Credit Suisse First Boston Corp
                Total Shares Purchased : 6,000
	                Purchase Price : $20.00
	            % Received by Fund : 0.088%
	                % of Issue (1) : 0.368% (A)
	                  Issue Amount : 7,480,000

(1) Represents purchases by affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(A)  Includes purchases of $120,000 by other Smith Barney Mutual Funds.

                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Build a Bear Workshop
                            Trade Date : 10/27/04
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                         Co-Manager(s) : AG Edwards & Sons Inc
                                         JP Morgan Securities
                                         Thomas Weisel Partners LLC
                         Selling Group : N/A


                           Issuer Name : Portal Player
                            Trade Date : 11/18/04
                        Selling Dealer : Credit Suisse First Boston Corp
                Total Shares Purchased : 3,550
                        Purchase Price : $17.00
                    % Received by Fund : 0.057%
                        % of Issue (1) : 0.64% (B)
                          Issue Amount : 6,250,000

(1) Represents purchases by affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(B)  Includes purchases of $181,050 by other Smith Barney Mutual Funds.

                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Portal Player
                            Trade Date : 11/18/04
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                         Co-Manager(s) : Needham & Co Inc
                                         SG Cowen Securities Corp
                         Selling Group : AG Edwards & Sons Inc
                                         JMP Securities
					 Pacific Crest Securities
					 Williams Capital Group LP


			   Issuer Name : Foundation Coal Holdings, Inc.
		            Trade Date : 12/8/04
	                Selling Dealer : Morgan Stanley
                Total Shares Purchased : 38,800
	                Purchase Price : $22.00
	            % Received by Fund : 0.164%
	                % of Issue (1) : 0.458%
	Other Participant Accounts (2) : 69,200
		      Issue Amount (2) : 23,610,000
	  Total Received All Funds (2) : 108,000

(1) Represents purchases by affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

			   Report Name : 10F-3 Syndicate Supplement

                                Issuer : Foundation Coal Holdings, Inc.
                            Trade Date : 12/8/04
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : ABN Amro Rothschild
					 Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
					 Lehman Brothers
					 Natexis Bleichroeder Inc
					 UBS
                         Selling Group : N/A


 			   Issuer Name : MEMC Electronic Materials, Inc.
		            Trade Date : 2/16/05
	                Selling Dealer : Lehman Brothers
                Total Shares Purchased : 155,000
	                Purchase Price : $11.50
	            % Received by Fund : 0.272%
	                % of Issue (1) : 0.307%
	Other Participant Accounts (2) : 20,000
		      Issue Amount (2) : 57,000,000
	  Total Received All Funds (2) : 175,000

(1) Represents purchases by affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

			   Report Name : 10F-3 Syndicate Supplement

                                Issuer : MEMC Electronic Materials, Inc.
                            Trade Date : 2/16/05
                 Joint/Lead Manager(s) : Lehman Brothers
                                         Merrill Lynch & Co
                         Co-Manager(s) : Citigroup
					 JMP Securities
                                         Needham & Co Inc
                         Selling Group : AG Edwards & Sons Inc
					 Edward D Jones & Co
					 Keybanc Capital Markets
					 Maxim Group LLC